HOVNANIAN ENTERPRISES, INC.

Exhibit 21

Subsidiary List

Legal Entity Name (In Alphabetical Order)	State of Formation
Alford, L.L.C.	VA
Arrow Properties, Inc.	NJ
Brightbeach Development, Ltd.	TX
Brightchase, Ltd.	TX
Brighton Homes at Walden Management, L.L.C.	TX
Brighton Homes at Walden, Ltd.	TX
Cambridge Mortgage Company, L.L.C.	FL
Cobblestone Square Developments, L.L.C.	VA
Dulles Coppermine, L.L.C.	VA
Eastern Title Agency, Inc.	NJ
Edison Contract Services, L.L.C.	NJ
Founders Title Agency of Maryland, L.L.C.	MD
Founders Title Agency, Inc.	VA
Goodman Family of Builders, L.P.	TX
Gosling Road Development Co., Inc.	TX
Governor's Abstract Co., Inc.	PA
Greenway Farms Utility Associates, L.L.C.	MD
Heritage Pines, L.L.C.	NC
Hexter-Fair Land Title Company I, Inc.	TX
HLIG Investment I, L.L.C.	NJ
Home Builders Title Insurance Company, L.L.C.	MD
Hovnanian Developments of Florida, Inc.	FL
Hovnanian Financial Services I, Inc.	NJ
Hovnanian Financial Services II, Inc.	NJ
Hovnanian Financial Services IV, Inc.	NJ
Hovnanian Land Investment Group of California, L.L.C.	CA
Hovnanian Land Investment Group of Florida, L.L.C.	FL
Hovnanian Land Investment Group of Georgia, L.L.C.	GA
Hovnanian Land Investment Group of Maryland, L.L.C.	MD
Hovnanian Land Investment Group of New Jersey, L.L.C.	NJ
Hovnanian Land Investment Group of North Carolina, L.L.C.	NC
Hovnanian Land Investment Group of Texas, L.L.C.	TX
Hovnanian Land Investment Group of Virginia, L.L.C.	VA
Hovnanian Land Investment Group, L.L.C.	MD

Legal Entity Name (In Alphabetical Order)	State of Formation
Hovstone Holdings, L.L.C.	DE
Hovstone Properties Florida, L.L.C.	DE
Hovstone Properties Illinois, L.L.C.	DE
Hovstone Properties Minnesota, L.L.C.	DE
Hudson Pointe Joint Development, L.L.C.	DE
Hunter Mill Village, L.L.C.	VA
Inglewood North, L.L.C.	MD
Jaeger Road 530, L.L.C.	CA
K. HOV International, Inc.	NJ
K. HOV IP, II, Inc.	CA
K. HOV IP, Inc.	CA
K. Hovnanian 77 Hudson Street Investments, L.L.C.	NJ
K. Hovnanian Acquisitions, Inc.	NJ
K. Hovnanian American Mortgage, L.L.C.	NJ
K. Hovnanian at 4S II, L.L.C.	CA
K. Hovnanian at 4S, L.L.C.	CA
K. Hovnanian at 77 Hudson Street Urban Renewal Company, L.L.C.	NJ
K. Hovnanian at Aberdeen Urban Renewal, L.L.C.	NJ
K. Hovnanian at Acqua Vista, L.L.C.	CA
K. Hovnanian at Aliso, L.L.C.	CA
K. Hovnanian at Allentown, L.L.C	PA
K. Hovnanian at Arbor Heights, L.L.C.	CA
K. Hovnanian at Arvin, L.L.C.	CA
K. Hovnanian at Avenue One, L.L.C.	CA
K. Hovnanian at Barnegat I, L.L.C.	NJ
K. Hovnanian at Barnegat II, L.L.C.	NJ
K. Hovnanian at Bella Lago, L.L.C.	CA
K. Hovnanian at Berkeley, L.L.C.	NJ
K. Hovnanian at Bernards IV, Inc.	NJ
K. Hovnanian at Bernards V, L.L.C.	DE
K. Hovnanian at Blue Heron Pines, L.L.C.	NJ
K. Hovnanian at Branchburg III, Inc.	NJ
K. Hovnanian at Bridgeport, Inc.	CA
K. Hovnanian at Bridgewater I, L.L.C.	NJ

HOVNANIAN ENTERPRISES, INC.

Subsidiary List

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian at Bridgewater VI, Inc.	NJ
K. Hovnanian at Bridlewood, L.L.C.	CA
K. Hovnanian at Broad and Walnut, L.L.C.	PA
K. Hovnanian at Burlington III, Inc.	NJ
K. Hovnanian at Burlington, Inc.	NJ
K. Hovnanian at Calabria, Inc.	CA
K. Hovnanian at Camden I, L.L.C.	NJ
K. Hovnanian at Capistrano, L.L.C.	CA
K. Hovnanian at Carmel Del Mar, Inc.	CA
K. Hovnanian at Carmel Village, L.L.C.	CA
K. Hovnanian at Castile, Inc.	CA
K. Hovnanian at Cedar Grove III, L.L.C.	NJ
K. Hovnanian at Cedar Grove IV, L.L.C.	NJ
K. Hovnanian at Chaparral, Inc.	CA
K. Hovnanian at Chester I, L.L.C.	DE
K. Hovnanian at Chesterfield, L.L.C.	NJ
K. Hovnanian at Clarkstown, Inc.	NY
K. Hovnanian at Clifton II, L.L.C.	NJ
K. Hovnanian at Clifton, L.L.C.	NJ
K. Hovnanian at Cortez Hill, L.L.C.	CA
K. Hovnanian at Cranbury, L.L.C.	NJ
K. Hovnanian at Crestline, Inc.	CA
K. Hovnanian at Curries Woods, L.L.C.	NJ
K. Hovnanian at Denville, L.L.C.	NJ
K. Hovnanian at Deptford Township, L.L.C.	NJ
K. Hovnanian at Dominguez Hills, Inc.	CA
K. Hovnanian at Dover, L.L.C.	NJ
K. Hovnanian at East Whiteland I, Inc.	PA
K. Hovnanian at Eastlake, L.L.C.	CA
K. Hovnanian at Edgewater II, L.L.C.	NJ
K. Hovnanian at Edgewater, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township, L.L.C.	NJ
K. Hovnanian at Encinitas Ranch, L.L.C.	CA

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian at Evergreen, L.L.C.	CA
K. Hovnanian at Florence I, L.L.C.	NJ
K. Hovnanian at Florence II, L.L.C.	NJ
K. Hovnanian at Forest Meadows, L.L.C.	NJ
K. Hovnanian at Franklin, L.L.C.	NJ
K. Hovnanian at Freehold Township I, Inc.	NJ
K. Hovnanian at Freehold Township, L.L.C.	NJ
K. Hovnanian at Gaslamp Square, L.L.C.	CA
K. Hovnanian at Great Notch, L.L.C.	NJ
K. Hovnanian at Guttenberg, L.L.C.	NJ
K. Hovnanian at Hackettstown II, L.L.C.	NJ
K. Hovnanian at Hackettstown, Inc.	NJ
K. Hovnanian at Hamburg Contractors, L.L.C.	NJ
K. Hovnanian at Hamburg, L.L.C.	NJ
K. Hovnanian at Hawthorne, L.L.C.	NJ
K. Hovnanian at Hershey's Mill, Inc.	PA
K. Hovnanian at Highland Shores, L.L.C.	MN
K. Hovnanian at Highland Vineyards, Inc.	CA
K. Hovnanian at Highwater, L.L.C.	CA
K. Hovnanian at Hilltop, L.L.C.	NJ
K. Hovnanian at Hopewell IV, Inc.	NJ
K. Hovnanian at Hopewell VI, Inc.	NJ
K. Hovnanian at Howell Township, Inc.	NJ
K. Hovnanian at Hudson Pointe, L.L.C.	NJ
K. Hovnanian at Jackson I, L.L.C.	NJ
K. Hovnanian at Jackson, L.L.C.	NJ
K. Hovnanian at Jersey City IV, L.L.C.	NJ
K. Hovnanian at Jersey City V Urban Renewal Company, L.L.C.	NJ
K. Hovnanian at King Farm, L.L.C.	MD
K. Hovnanian at Kings Grant I, Inc.	NJ
K. Hovnanian at Klockner Farms, Inc.	NJ
K. Hovnanian at La Costa, L.L.C	CA
K. Hovnanian at La Costa Greens, L.L.C	CA
K. Hovnanian at La Habra Knolls, L.L.C.	CA

HOVNANIAN ENTERPRISES, INC.

Subsidiary List

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian at La Terraza, Inc.	CA
K. Hovnanian at La Trovata, Inc.	CA
K. Hovnanian at Lafayette Estates, L.L.C.	NJ
K. Hovnanian at Lake Hills, L.L.C.	CA
K. Hovnanian at Lake Rancho Viejo, L.L.C.	CA
K. Hovnanian at Lake Ridge Crossing, L.L.C.	VA
K. Hovnanian at Lake Terrapin, L.L.C.	VA
K. Hovnanian at Lakewood, Inc.	NJ
K. Hovnanian at Lawrence V, L.L.C.	NJ
K. Hovnanian at Linwood, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Contractors, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor, L.L.C.	NJ
K. Hovnanian at Little Tokyo, L.L.C.	CA
K. Hovnanian at Long Branch I, L.L.C.	NJ
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA
K. Hovnanian at Lower Makefield Township I, L.L.C.	PA
K. Hovnanian at Lower Moreland I, L.L.C.	PA
K. Hovnanian at Lower Moreland II, L.L.C.	PA
K. Hovnanian at Lower Saucon, Inc.	PA
K. Hovnanian at Mahwah II, Inc.	NJ
K. Hovnanian at Mahwah V, Inc.	NJ
K. Hovnanian at Mahwah VI, Inc.	NJ
K. Hovnanian at Mahwah VII, Inc.	NJ
K. Hovnanian at Manalapan II, L.L.C.	NJ
K. Hovnanian at Manalapan III, L.L.C.	NJ
K. Hovnanian at Manalapan, Inc.	NJ
K. Hovnanian at Mansfield I, L.L.C.	NJ
K. Hovnanian at Mansfield II, L.L.C.	NJ
K. Hovnanian at Mansfield III, L.L.C.	NJ
K. Hovnanian at Marlboro II, Inc.	NJ
K. Hovnanian at Marlboro Township III, Inc.	NJ
K. Hovnanian at Marlboro Township IV, Inc.	NJ

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian at Marlboro Township IX, L.L.C.	NJ
K. Hovnanian at Marlboro Township V, L.L.C.	NJ
K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ
K. Hovnanian at Marlboro VI, L.L.C.	NJ
K. Hovnanian at Marlboro VII, L.L.C.	NJ
K. Hovnanian at Mendham Township, L.L.C.	NJ
K. Hovnanian at Menifee Valley Condominiums, L.L.C.	CA
K. Hovnanian at Menifee, L.L.C.	CA
K. Hovnanian at Metro DC South, Inc.	VA
K. Hovnanian at Middle Township II, L.L.C.	NJ
K. Hovnanian at Middle Township, L.L.C.	NJ
K. Hovnanian at Middletown II, L.L.C.	NJ
K. Hovnanian at Middletown, L.L.C.	NJ
K. Hovnanian at Millville I, L.L.C.	NJ
K. Hovnanian at Millville II, L.L.C.	NJ
K. Hovnanian at Millville III, L.L.C.	NJ
K. Hovnanian at Mockingbird Canyon, L.L.C.	CA
K. Hovnanian at Monroe II, Inc.	NY
K. Hovnanian at Monroe III, L.L.C.	NJ
K. Hovnanian at Monroe IV, L.L.C.	NJ
K. Hovnanian at Monroe NJ, L.L.C.	NJ
K. Hovnanian at Montclair NJ, Inc.	NJ
K. Hovnanian at Montgomery I, Inc.	PA
K. Hovnanian at Montvale, L.L.C.	NJ
K. Hovnanian at Mosaic, L.L.C.	CA
K. Hovnanian at Mt. Olive Township, L.L.C.	NJ
K. Hovnanian at New Brunswick Urban Renewal, L.L.C.	NJ
K. Hovnanian at New Windsor, L.L.C.	NY
K. Hovnanian at North Bergen, L.L.C.	NJ
K. Hovnanian at North Brunswick VI, L.L.C.	NJ
K. Hovnanian at North Caldwell II, L.L.C.	NJ
K. Hovnanian at North Caldwell, L.L.C.	NJ
K. Hovnanian at North Haledon, L.L.C.	NJ
K. Hovnanian at North Wildwood, L.L.C.	NJ

HOVNANIAN ENTERPRISES, INC.

Subsidiary List

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian at Northampton. L.L.C.	PA
K. Hovnanian at Northern Westchester, Inc.	NY
K. Hovnanian at Northfield, L.L.C.	NJ
K. Hovnanian at Northlake, Inc.	CA
K. Hovnanian at Ocean Township, Inc.	NJ
K. Hovnanian at Ocean Walk, Inc.	CA
K. Hovnanian at Old Bridge, L.L.C.	NJ
K. Hovnanian at Pacific Bluffs, L.L.C.	CA
K. Hovnanian at Paramus, L.L.C.	NJ
K. Hovnanian at Park Lane, L.L.C.	CA
K. Hovnanian at Parsippany-Troy Hills, L.L.C.	NJ
K. Hovnanian at Perkiomen I, Inc.	PA
K. Hovnanian at Perkiomen II, Inc.	PA
K. Hovnanian at Philadelphia I, L.L.C.	PA
K. Hovnanian at Philadelphia III, L.L.C.	PA
K. Hovnanian at Philadelphia IV L.L.C.	PA
K. Hovnanian at Piazza D'oro, L.L.C.	CA
K. Hovnanian at Pittsgrove, L.L.C.	NJ
K. Hovnanian at Plainsboro III, Inc.	NJ
K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.	NJ
K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.	NJ
K. Hovnanian at Port Imperial Urban Renewal IV, L.L.C.	NJ
K. Hovnanian at Port Imperial Urban Renewal V, L.L.C.	NJ
K. Hovnanian at Port Imperial Urban Renewal VI, L.L.C.	NJ
K. Hovnanian at Port Imperial Urban Renewal VII, L.L.C.	NJ
K. Hovnanian at Port Imperial Urban Renewal VIII, L.L.C.	NJ
K. Hovnanian at Prado, L.L.C.	CA
K. Hovnanian at Princeton NJ, L.L.C.	NJ
K. Hovnanian at Princeton, Inc.	NJ
K. Hovnanian at Rancho Cristianitos, Inc.	CA
K. Hovnanian at Rancho Santa Margarita, L.L.C.	CA
K. Hovnanian at Randolph I, L.L.C.	NJ
K. Hovnanian at Rapho, L.L.C.	PA
K. Hovnanian at Readington II, L.L.C.	NJ

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian at Red Bank, L.L.C.	NJ
K. Hovnanian at Reservoir Ridge, Inc.	NJ
K. Hovnanian at Ridgemont, L.L.C.	NJ
K. Hovnanian at Ridgestone, L.L.C.	MN
K. Hovnanian at Riverbend, L.L.C.	CA
K. Hovnanian at Roderuck. L.L.C.	MD
K. Hovnanian at Rosemary Lantana, L.L.C.	CA
K. Hovnanian at Rowland Heights, L.L.C.	CA
K. Hovnanian at Sage, L.L.C.	CA
K. Hovnanian at San Sevaine, Inc.	CA
K. Hovnanian at Saratoga, Inc.	CA
K. Hovnanian at Sawmill, Inc.	PA
K. Hovnanian at Sayreville, L.L.C.	NJ
K. Hovnanian at Scotch Plains II, Inc.	NJ
K. Hovnanian at Scotch Plains, L.L.C.	NJ
K. Hovnanian at Shelf Company, L.L.C.	CA
K. Hovnanian at Silver Spring, L.L.C.	PA
K. Hovnanian at Skye Isle, L.L.C.	CA
K. Hovnanian at Smithville III, L.L.C.	NJ
K. Hovnanian at Smithville, Inc.	NJ
K. Hovnanian at Somers Point, L.L.C.	NJ
K. Hovnanian at South Brunswick III, Inc.	NJ
K. Hovnanian at South Brunswick V, Inc.	NJ
K. Hovnanian at South Brunswick, L.L.C.	NJ
K. Hovnanian at Springco, L.L.C.	NJ
K. Hovnanian at Springfield, L.L.C.	NJ
K. Hovnanian at Stone Canyon, Inc.	CA
K. Hovnanian at Stony Point, Inc.	NY
K. Hovnanian at Sunsets, L.L.C.	CA
K. Hovnanian at Sycamore, Inc.	CA
K. Hovnanian at Tannery Hill, Inc.	NJ
K. Hovnanian at Teaneck, L.L.C.	NJ
K. Hovnanian at The Bluff, Inc.	NJ
K. Hovnanian at The Cedars, Inc.	NJ

HOVNANIAN ENTERPRISES, INC.

Subsidiary List

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian at The Crosby, L.L.C.	CA
K. Hovnanian at The Gables, L.L.C.	CA
K. Hovnanian at The Monarch, L.L.C.	NJ
K. Hovnanian at The Preserve, L.L.C.	CA
K. Hovnanian at Thompson Ranch, L.L.C.	CA
K. Hovnanian at Thornbury, Inc.	PA
K. Hovnanian at Tierrasanta, Inc.	CA
K. Hovnanian at Towngate, L.L.C.	CA
K. Hovnanian at Trail Ridge, L.L.C.	CA
K. Hovnanian at Trenton, L.L.C.	NJ
K. Hovnanian at Tuxedo, Inc.	NY
K. Hovnanian at Union Township I, Inc.	NJ
K. Hovnanian at Union Township II, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township I, Inc.	NJ
K. Hovnanian at Upper Freehold Township II, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township III, L.L.C.	NJ
K. Hovnanian at Upper Makefield I, Inc.	PA
K. Hovnanian at Upper Uwchlan II, L.L.C.	PA
K. Hovnanian at Upper Uwchlan, L.L.C.	PA
K. Hovnanian at Vail Ranch, Inc.	CA
K. Hovnanian at Vineland, L.L.C.	NJ
K. Hovnanian at Wall Township VI, Inc.	NJ
K. Hovnanian at Wall Township VIII, Inc.	NJ
K. Hovnanian at Wanaque, L.L.C.	NJ
K. Hovnanian at Warren Township, L.L.C.	NJ
K. Hovnanian at Washington, L.L.C.	NJ
K. Hovnanian at Washingtonville, Inc.	NY
K. Hovnanian at Wayne III, Inc.	NJ
K. Hovnanian at Wayne IX, L.L.C.	NJ
K. Hovnanian at Wayne V, Inc.	NJ
K. Hovnanian at Wayne VIII, L.L.C.	NJ
K. Hovnanian at West Bradford, L.L.C.	PA
K. Hovnanian at West Milford, L.L.C.	NJ
K. Hovnanian at West Windsor, L.L.C.	NJ

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian at Wildrose, Inc.	CA
K. Hovnanian at Willow Brook, L.L.C.	MD
K. Hovnanian at Winchester, L.L.C.	CA
K. Hovnanian at Woodhill Estates, L.L.C.	NJ
K. Hovnanian at Woolwich I, L.L.C.	NJ
K. Hovnanian at Yonkers I, L.L.C.	NY
K. Hovnanian at Yonkers II, L.L.C.	NY
K. Hovnanian at Yonkers III, L.L.C.	NY
K. Hovnanian Cambridge Homes, L.L.C.	FL
K. Hovnanian Central Acquisitions, L.L.C.	DE
K. Hovnanian Chesterfield Investment, L.L.C.	NJ
K. Hovnanian Classics, L.L.C.	NJ
K. Hovnanian Companies Northeast, Inc.	NJ
K. Hovnanian Companies of California, Inc.	CA
K. Hovnanian Companies of Maryland, Inc.	MD
K. Hovnanian Companies of Metro D.C. North, L.L.C.	MD
K. Hovnanian Companies of Metro Washington, Inc.	VA
K. Hovnanian Companies of New York, Inc.	NY
K. Hovnanian Companies of North Carolina, Inc.	NC
K. Hovnanian Companies of Pennsylvania, Inc.	PA
K. Hovnanian Companies of Southern California, Inc.	CA
K. Hovnanian Companies, L.L.C.	CA
K. Hovnanian Construction II, Inc.	NJ
K. Hovnanian Construction III, Inc.	NJ
K. Hovnanian Construction Management, Inc.	NJ
K. Hovnanian Developments of Arizona, Inc.	AZ
K. Hovnanian Developments of California, Inc.	CA
K. Hovnanian Developments of D.C., Inc.	MD
K. Hovnanian Developments of Delaware, Inc.	DE
K. Hovnanian Developments of Georgia, Inc.	GA
K. Hovnanian Developments of Illinois, Inc.	IL
K. Hovnanian Developments of Indiana, Inc.	IN
K. Hovnanian Developments of Maryland, Inc.	MD
K. Hovnanian Developments of Metro Washington, Inc.	VA

HOVNANIAN ENTERPRISES, INC.

Subsidiary List

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian Developments of Michigan, Inc.	MI
K. Hovnanian Developments of Minnesota, Inc.	MN
K. Hovnanian Developments of New Jersey II, Inc.	CA
K. Hovnanian Developments of New Jersey, Inc.	CA
K. Hovnanian Developments of New York, Inc.	NY
K. Hovnanian Developments of Ohio, Inc.	OH
K. Hovnanian Developments of Pennsylvania, Inc.	PA
K. Hovnanian Developments of South Carolina, Inc.	SC
K. Hovnanian Developments of Texas, Inc.	TX
K. Hovnanian Developments of West Virginia, Inc.	WV
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA
K. Hovnanian Enterprises, Inc.	CA
K. Hovnanian Equities, Inc.	NJ
K. Hovnanian FCS, L.L.C.	FL
K. Hovnanian First Homes, L.L.C.	FL
K. Hovnanian Forecast Homes, Inc.	CA
K. Hovnanian Four Seasons at Gold Hill, L.L.C.	SC
K. Hovnanian Four Seasons at Historic Virginia, L.L.C.	VA
K. Hovnanian Franciscus Homes, L.L.C.	VA
K. Hovnanian Great Western Building Company, L.L.C.	AZ
K. Hovnanian Great Western Homes, L.L.C.	AZ
K. Hovnanian Holdings NJ, L.L.C.	NJ
K. Hovnanian Homes at Banyon Cove, L.L.C.	VA
K. Hovnanian Homes at Bayview, L.L.C.	MD
K. Hovnanian Homes at Cameron Station, L.L.C.	VA
K. Hovnanian Homes at Camp Springs, L.L.C.	MD
K. Hovnanian Homes at Fairwood, L.L.C.	MD
K. Hovnanian Homes at Forest Run, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm, Park Towns, L.L.C.	MD
K. Hovnanian Homes at Jones Station 1, L.L.C.	MD
K. Hovnanian Homes at Jones Station 2, L.L.C.	MD
K. Hovnanian Homes at Laurel Highlands, L.L.C.	VA
K. Hovnanian Homes at Maxwell Place. L.L.C.	MD

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian Homes at Primera, L.L.C.	MD
K. Hovnanian Homes at Renaissance Plaza, L.L.C.	MD
K. Hovnanian Homes at Russett, L.L.C.	MD
K. Hovnanian Homes at The Easton, L.L.C.	VA
K. Hovnanian Homes of D.C., L.L.C.	District of Columbia
K. Hovnanian Homes of Delaware, L.L.C.	DE
K. Hovnanian Homes of Indiana, L.L.C.	IN
K. Hovnanian Homes of Maryland, L.L.C.	MD
K. Hovnanian Homes of Minnesota, L.L.C.	MN
K. Hovnanian Homes of North Carolina, Inc.	NC
K. Hovnanian Homes of Pennsylvania, L.L.C.	PA
K. Hovnanian Homes of South Carolina, L.L.C.	SC
K. Hovnanian Homes of Virginia, Inc.	VA
K. Hovnanian Homes of West Virginia, L.L.C.	WV
K. Hovnanian Hudson Pointe Investments, L.L.C.	NJ
K. Hovnanian Investment Properties of New Jersey, Inc.	NJ
K. Hovnanian Investment Properties, Inc.	NJ
K. Hovnanian Investments II, L.L.C.	NJ
K. Hovnanian Investments, L.L.C.	NJ
K. Hovnanian Manalapan Investment, L.L.C.	NJ
K. Hovnanian Mortgage Funding, L.L.C.	DE
K. Hovnanian North Central Acquisitions, L.L.C.	DE
K. Hovnanian North Jersey Acquisitions, L.L.C.	DE
K. Hovnanian Northeast Services, L.L.C.	NJ
K. Hovnanian of Houston II, L.P.	TX
K. Hovnanian of Houston, L.P.	TX
K. Hovnanian of Olde Orchard, L.L.C.	CA
K. Hovnanian Ohio Realty, L.L.C.	OH
K. Hovnanian Oster Homes, L.L.C.	OH
K. Hovnanian PA Real Estate, Inc.	PA
K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA
K. Hovnanian Poland, SP Z.O.O.	INT'L
K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ
K. Hovnanian Properties of Newark Urban Renewal Corporation, Inc.	NJ

HOVNANIAN ENTERPRISES, INC.

Subsidiary List

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian Properties of North Brunswick V, Inc.	NJ
K. Hovnanian Properties of Red Bank, Inc.	NJ
K. Hovnanian Properties of Wall, Inc.	NJ
K. Hovnanian Shore Acquisitions, L.L.C.	DE
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE
K. Hovnanian Southern New Jersey, L.L.C.	NJ
K. Hovnanian Standing Entity, L.L.C. (Future Name Change)	FL
K. Hovnanian Summit Holdings, L.L.C.	VA
K. Hovnanian Summit Homes of Michigan, L.L.C.	MI
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA
K. Hovnanian Summit Homes of West Virginia, L.L.C.	WV
K. Hovnanian Summit Homes, L.L.C.	OH
K. Hovnanian T&C Homes at Florida, L.L.C.	FL
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL
K. Hovnanian T&C Homes at Minnesota, L.L.C.	MN
K. Hovnanian T&C Investment, L.L.C.	NJ
K. Hovnanian T&C Management Co., L.L.C.	CA
K. Hovnanian Title Reinsurance, Inc.	VT
K. Hovnanian Venture I, L.L.C.	NJ
K. Hovnanian Windward Homes, L.L.C.	FL
K. Hovnanian's Four Seasons at Ashburn Village, L.L.C.	VA
K. Hovnanian's Four Seasons at Bakersfield, L.L.C.	CA
K. Hovnanian's Four Seasons at Beaumont, L.L.C.	CA
K. Hovnanian's Four Seasons at Charlottesville, L.L.C.	VA
K. Hovnanian's Four Seasons at Dulles Discovery Condominium, L.L.C.	VA
K. Hovnanian's Four Seasons at Dulles Discovery, L.L.C.	VA
K. Hovnanian's Four Seasons at Hemet, L.L.C.	CA
K. Hovnanian's Four Seasons at Huntfield, L.L.C.	WV
K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.	MD
K. Hovnanian's Four Seasons at Kent Island, L.L.C.	MD
K. Hovnanian's Four Seasons at Menifee Valley, L.L.C.	CA
K. Hovnanian's Four Seasons at New Kent, L.L.C.	VA
K. Hovnanian's Four Seasons at Palm Springs, L.L.C.	CA
K. Hovnanian's Four Seasons at Rush Creek, L.L.C.	MN

Legal Entity Name (In Alphabetical Order)	State of Formation
K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.	MD
K. Hovnanian's Four Seasons at Vint Hill, L.L.C.	VA
K. Hovnanian's Four Seasons, L.L.C.	CA
K. Hovnanian's Private Home Portfolio, L.L.C.	NJ
KHC Acquisition, Inc.	CA
KHIP, L.L.C.	NJ
KHOV Classics, L.L.C.	NJ
Kings Court at Montgomery, L.L.C.	NJ
Kings Crossing at Montgomery, L.L.C.	NJ
Landarama, Inc.	NJ
Laurel Highlands, L.L.C.	VA
M&M at Apple Ridge, L.L.C.	NJ
M&M at Brookhill, L.L.C.	NJ
M&M at Chesterfield, L.L.C.	NJ
M&M at East Mill, L.L.C.	NJ
M&M at Heritage Woods, L.L.C.	NJ
M&M at Kensington Woods, L.L.C.	NJ
M&M at Long Branch, Inc.	NJ
M&M at Monroe Woods, L.L.C.	NJ
M&M at Morristown, L.L.C.	NJ
M&M at Robert Morris, L.L.C.	NJ
M&M at Sheridan, L.L.C.	NJ
M&M at Sparta, L.L.C.	NJ
M&M at Spinnaker Pointe, L.L.C.	NJ
M&M at Spruce Hollow, L.L.C.	NJ
M&M at Spruce Meadows, L.L.C.	NJ
M&M at Spruce Run, L.L.C.	NJ
M&M at Tamarack Hollow, L.L.C.	NJ
M&M at The Chateau, L.L.C.	NJ
M&M at The Highlands, L.L.C.	NJ
M&M at West Orange, L.L.C.	NJ
M&M at Westport, L.L.C.	NJ
M&M at Wheatena Urban Renewal, L.L.C.	NJ
M&M Investments, L.P.	NJ

HOVNANIAN ENTERPRISES, INC.

Subsidiary List

Legal Entity Name (In Alphabetical Order)	State of Formation
Matzel & Mumford at Cranbury Knoll, L.L.C.	NJ
Matzel & Mumford at Egg Harbor, L.L.C.	NJ
Matzel & Mumford at Freehold, L.L.C.	NJ
Matzel & Mumford at Heritage Landing, L.L.C.	NJ
Matzel & Mumford at Montgomery, L.L.C.	NJ
Matzel & Mumford at Phillipsburg, L.L.C.	NJ
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.	NJ
Matzel & Mumford at South Brunswick, L.L.C.	NJ
Matzel & Mumford at Woodland Crest, L.L.C.	NJ
Matzel & Mumford of Delaware, Inc.	DE
Mckinley Court, L.L.C.	NJ
MCNJ, Inc.	NJ
Midwest Building Products & Contractor Services, L.L.C.	OH
Millennium Title Agency, Ltd.	OH
MM-Beachfront North I, L.L.C.	NJ
MM-Beachfront North II, L.L.C.	NJ
MMIP, L.L.C.	NJ
MSHOV Holding Company, L.L.C.	DE
Natomas Central Neighborhood Housing, L.L.C.	CA
New Homebuyers Title Co. (Virginia) L.L.C.	VA
New Homebuyers Title Company, L.L.C.	MD
New Homebuyers Title, L.L.C. (WV)	WV
North Manatee, L.L.C.	DE
NRD, L.L.C.	FL
Old City Delaware, L.L.C.	PA
Old City Joint Development, L.L.C.	PA
Paddocks, L.L.C.	MD
Park Title Company, L.L.C.	TX
Parkway Development Company	NC
PI Investments I, L.L.C.	DE
PI Investments II, L.L.C.	DE
Pine AYR, L.L.C.	MD
Pine Brook Company, Inc.	NJ
Preston Parker, L. P.	TX

Legal Entity Name (In Alphabetical Order)	State of Formation
Reflections of You Interiors, Inc.	TX
Ridgemore Utility, L.L.C.	MD
RR Houston Developers, L.L.C.	TX
RR Houston Development, L.P.	TX
RR Houston Investment, L.P.	TX
RR Houston Investors, L.L.C.	TX
Seabrook Accumulation Corporation	CA
Stonebrook Homes, Inc.	CA
The Landings at Spinnaker Pointe, L.L.C.	NJ
The Matzel & Mumford Organization, Inc.	NJ
Thompson Ranch Joint Development, L.L.C.	DE
Town Homes at Montgomery, L.L.C.	NJ
Trinity Limited Title Agency, Inc.	FL
Washington Homes at Columbia Town Center, L.L.C.	MD
Washington Homes, Inc.	DE
Westminster Homes of Alabama, L.L.C.	MD
Westminster Homes of Mississippi, L.L.C.	MD
Westminster Homes of Tennessee, Inc.	TN
Westminster Homes, Inc.	NC
WH Land I, Inc.	MD
WH Properties, Inc.	MD
WHI-Republic, L.L.C.	VA
Woodland Lakes Condos at Bowie Newtown, L.L.C.	MD
Wright Farm, L.L.C.	VA
12th* Street Residential, Ltd.	TX
77 Hudson Street Joint Development, L.L.C.	DE